Exhibit 10.27

                                 LIFE INSURANCE
                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN
                                    AGREEMENT

INSURER / POLICY NUMBER:  New York Life Insurance Company
                          Policy No. 56611128

BANK: The Vintage Bank (hereinafter the "bank"), a state-chartered commercial bank and wholly-owned subsidiary of North Bay Bancorp (the "Holding Company")

INSURED:  John A. Nerland

RELATIONSHIP OF INSURED TO BANK:  Executive

DATE:  February 2, 2005

     The respective rights and duties of the Bank and the Insured in the above policy(ies) (the "Policy" or "Policies") shall be as follows:

I.   DEFINITIONS

     1. Refer to the Policy provisions for the definition of all terms in this Agreement other than those contained herein or set forth below:

     2. The term "Affiliate" shall mean a corporation or entity of any type directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Bank, within the meaning of Rule 144 under the Securities Act of 1933, as amended.


II.  POLICY TITLE, OWNERSHIP AND EXCHANGE

     1. Title and Ownership. Title and ownership shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw the Policy cash values. Where the Bank and the Insured (or beneficiary[ies] or assignee[s], with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject split dollar Policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

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     2.  Exchange of Policies.  Whereas the Agreement  references  specific life insurance policies  ("Existing  Policy[ies]") and such Existing  Policy(ies) are
subject  to  exchange  for  new  policies   insuring   Executive   ("Replacement
Policy[ies]"), the parties agree hereby that Replacement Policies will be accorded the same treatment under the Agreement as Existing Policies and shall, in all respects relating to the Agreement replace the Existing Policies for which they were exchanged.

The Executive agrees to cooperate with Bank in all exchanges requested by the Bank, by providing and promptly returning signatures as requested by the Bank, Named Fiduciary or Plan Administrator.

III. BENEFICIARY DESIGNATION RIGHTS

     The insured (or beneficiay[ies] or assignee[s]) shall have the right and power to designate a beneficiary or beneficiaries to receive his share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV.  PREMIUM PAYMENT METHOD

     The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to maintain the Policy in force.

V.   TAXABLE BENEFIT

     Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income received each year on Form W-2 or its equivalent.

VI.  DIVISION OF DEATH PROCEEDS

     Subject to Paragraph VII herein, the division of the death proceeds of the Policy is as follows:

     1. If the Insured is Seventy One (71) years old or younger at the time of death, then the Insured's Beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to the lesser of Seven Hundred and Fifty Thousand ($750,000) Dollars or One Hundred Percent (100%) of the Net-at-Risk portion of the proceeds under the Policy(ies). If the Insured dies after attaining the age of Seventy One (71) years old, but before attaining Eighty One (81) years of age, then the Insured's Beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to the lesser of Five Hundred and Twenty-Five Thousand ($525,000) Dollars or One Hundred Percent (100%) of the Net-at-Risk portion of the proceeds from the policy. If the Insured attains the age of Eighty One (81) years old or older,

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then the Insured's beneficiary(ies),  designated in accordance with Paragraph 3, shall be entitled to an amount equal to the lesser of Three Hundred Thousand ($300,000) Dollars or One Hundred Percent (100%) of the Net-at-Risk portion of the proceeds from the policy. The Net-at-Risk insurance portion is the total proceeds of the policy less the cash value of the policy. The Insured may elect to reduce their death benefit in the future at any time provided that they have written authorization from their spouse or primary Beneficiary.

     2. The Bank and the Insured (or beneficiary[ies] or assignee[s]) shall share in any interest due on the death proceeds on a pro rata basis in the ratio that the proceeds due the Bank and the Insured, respectively, bears to the total proceeds, excluding any such interest.

     3. In the event that the Policy is terminated other than as a result of (a) a termination of this Agreement pursuant to paragraph X or (b) any intentional act of the insured which results in the termination of the Policy, then the Bank shall pay to the Insured's beneficiary(ies) an amount which will provide a total after-tax death benefit equal to the benefit that the Insured would have received if the Policy had not been terminated.

VII. DIVISION OF CASH SURRENDER VALUE

     The Bank shall at all times be entitled to an amount equal to the Policy's cash value, as that term is defined in the Policy, less any Policy loans and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable Policy' surrender charges. Such cash value shall be determined as of the date of surrender of the Policy or death of the insured as the case may be.

VIII. PREMIUM WAIVER

     If the Policy contains a premium waiver provision, any such waived amounts shall be considered for all purposes of this Agreement as having been paid by the Bank.

IX.  RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

     In the event the Policy involves an endowment or annuity element, the Bank's right and interest in any endowment proceeds or annuity benefits shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the Policy's cash value. Such endowment proceeds or annuity benefits shall be treated like death proceeds for the purposes of division under this Agreement.

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X.   TERMINATION OF AGREEMENT

     This Agreement shall  terminate at the option of the Bank following  thirty
(30) days written notice to the Insured upon the happening of any one of the following: (i) the insured commits fraud, theft or embezzlement against the Bank, or any subsidiary or Affiliate thereof; (ii) the Insured commits a felony or a crime involving moral turpitude; (iii) the insured compromises trade secrets or other proprietary information of the Bank, or any subsidiary or Affiliate thereof; (iv) the insured breaches any non-solicitation agreement with the Bank, or any subsidiary or Affiliate thereof; (v) the insured breaches any of the material terms of any employment agreement entered into with the Bank or Holding Company and, if given the right in any such employment agreement, fails to cure said breach in accordance therewith; (vi) the Insured breaches any of the material terms of this Agreement; (vii) the Insured engages in any grossly negligent act or willful misconduct that causes, or could be reasonably expected to cause, harm to the business, operations or reputation of the Bank, or any subsidiary or Affiliate thereof; or (viii) the Bank, or any subsidiary or Affiliate thereof; is ordered to terminate any employment agreement by any governmental regulatory agency with supervisory authority over the Bank, or any subsidiary or Affiliate thereof; or (ix) the Insured's right to receive benefits under that certain Participation Agreement effective October 1, 2005 is terminated on account of the Insured's voluntary resignation prior to achieving an Applicable Percentage (as defined in the Supplemental Executive Retirement
Plan) equal to one hundred percent (100%) and such resignation is not on account of or after a Change in Control (as defined in the Supplemental Executive Retirement Plan).

     Upon such termination, the insured (or beneficiary[ies] or assignee[s]) shall have a ninety (90) day option to receive from the Bank an absolute assignment of the Policy in consideration of a cash payment to the Bank, whereupon this Agreement shall terminate. Such cash payment shall be the greater of:

          1. The Bank's share of the cash value of the Policy on the date of such assignment, as defined in this Agreement.

          2. The amount of the premiums which have been paid by the Bank prior to the date of such assignment.

     Should the Insured (or beneficiary[ies] or assignee[s]) fail to exercise this option within the prescribed ninety (90) day period, the insured (or beneficiary[ies] or assignee[s]) agrees that all of his rights, interest and claims in the Policy shall terminate as of the date of the termination of this Agreement.

     Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

XI.  INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

     The Insured may not, without the prior written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the Policy nor any rights, options, privileges or duties created under this Agreement.

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XII. AGREEMENT BINDING UPON THE PARTIES

     This  Agreement  shall be binding upon the insured and the Bank,  and their
respective  heirs,   successors,   personal   representatives  and  assigns,  as
applicable.

XIII. NAMED FIDUCIARY AND PLAN ADMINISTRATOR

     The Holding Company is hereby designated the "Named Fiduciary" until resignation or removal by its Board of Directors. As Named Fiduciary, the Holding Company shall be responsible for the management, control, and administration of this Agreement as established herein. The Named Fiduciary may allocate to others certain aspects of the management and operations responsibilities of this Agreement, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XIV. FUNDING POLICY

     The funding Policy for this Agreement shall be to maintain the Policy in force by paving, when due, all premiums required.

XV.  CLAIM PROCEDURES

     Claim forms or claim information as to the subject Policy can be obtained by contacting The Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the Policy, it should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued to the Named Fiduciary.

     In the event that a claim is not eligible under the Policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the Policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, it should contact the office named above and they will assist in making inquiry to the insurer. All objections to the insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

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XVI. GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XVII. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as set forth herein upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the Policy provisions shall fully discharge the Insurer from any and all liability.

IN WITNESS WHEREOF, the Insured and a duly authorized Bank officer have signed this Agreement as of the above written date.

THE VINTAGE BANK                            INSURED


By: ______________________________          _____________________________
President and Chief Executive Officer


Acceptance of Named Fiduciary Designation:

NORTH BAY BANCORP


By: ______________________________________
    President and Chief Executive Officer

                          BENEFICIARY DESIGNATION FORM
                    FOR THE LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT

I.   PRIMARY DESIGNATION

     (You may refer to the beneficiary designation information prior to completion of this form.)

A.   Person(s) as a Primary Designation:
     (Please indicate the percentage for each beneficiary.)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

B.   Estate as a Primary Designation:

My Primary  Beneficiary is The Estate of  ______________________________________
as set forth in the last

will and testament dated the _____ day of _____________, _____ and any codicils thereto.

C.   Trust as a Primary Designation:

Name of the Trust:  ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies)   of  the  Trust  (please  indicate  the  percentage  for  each beneficiary):

__________________________________________________________________________

___________________________________________________________________________
Is this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.  SECONDARY (CONTINGENT) DESIGNATION

A. Person(s) as a Secondary (Contingent) Designation: (Please indicate the percentage for each beneficiary.)

Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

Name_____________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
              (Street)             (City)           (State)           (Zip)

B.   Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of  _____________________________________
as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.

C.   Trust as a Secondary (Contingent) Designation:

Name of the Trust:  ___________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies)   of  the  Trust  (please  indicate  the  percentage  for  each beneficiary):

________________________________________________________________________________

________________________________________________________________________________

All sums payable under the Joint Beneficiary Designation Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


_________________________________               ________________________________
Insured                                                        Date

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NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO,
LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A BENEFICIARY OTHER THAN YOUR SPOUSE, THEN YOUR SPOUSE MUST ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above named Insured has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws. I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan.


Spouse Signature:______________________________


   Date:_________________


Witness (other than insured) : ___________________________